December 2020 Investor Presentation

Forward-Looking Statements This presentation contains forward-looking statements (“FLS”) which are protected as FLS under the PSLRA, and which are based on management’s current expectations and beliefs, as well as a number of assumptions concerning future events. The assumptions and estimates underlying FLS are inherently uncertain and are subject to a wide variety of significant business and economic uncertainties and competitive risks that could cause actual results to differ materially from those contained in the prospective information. Accordingly, there can be no assurance CVR Energy, Inc. (together with its subsidiaries, “CVI”, “CVR Energy”, “we”, “us” or the Company”) will achieve the future results we expect or that actual results will not differ materially from expectations. Statements concerning current estimates, expectations and projections about future results, performance, prospects, opportunities, plans, actions and events and other statements, concerns, or matters that are not historical facts are FLS and include, but are not limited to, statements regarding future: crude oil capacities; strategic value of our locations; crude oil, shale oil and condensate production, quality and pricing (including price advantages) and our access thereto (including cost of such access) via our logistics assets, pipelines or otherwise; fertilizer segment feedstock costs, marketing agreements and utilization rates; impacts of COVID-19 on the Company and the economy including volatility in commodity prices; strategic initiatives including our ability to operate safely, control costs and maintain our balance sheet and liquidity; Environmental, Health & Safety improvements; reduction in RINs exposure by biodiesel blending, development of wholesale or retail businesses or otherwise; renewable diesel projects including the cost, timing, benefits, capacities, phases, completion, production, processing, capital investment recovery, feedstocks, margins, credit capture and RIN impact thereof; lost opportunities and capture rates; cash flow preservation including reductions in capital spending by 40% or at all or in operating expenses and SG&A by $50M or at all; market recovery and dislocation; potential near-term opportunities including consolidation; pipeline reversals; gathering volumes and shut-ins; pipeline space; complexity; optionality and flexibility of our crude oil sourcing and/or marketing network; blending and RIN generation; product mix; conversion and distillate yields; cost of operations; throughput and production; the macro environment; crack spreads (including improvement thereof) crude oil differentials (including our exposure thereto), product demand recovery; cash flows from a renewable diesel project; refining margin and cost of operations as compared to peers or otherwise; capital and turnaround expenses, timing and activities for both refining and fertilizer segments; global and domestic nitrogen demand and consumption; gasoline and ethanol demand destruction resulting from COVID-19, including impact on corn demand and fertilizer consumption; impact of corn pricing on nitrogen fertilizer demand and pricing; ability to minimize distribution costs and maximize net back pricing; imports; exports; EU tariffs; weather; population growth; amount of arable farmland; biofuel consumption; diet evolution; product pricing and capacities; logistics optionality; rail access and delivery points; sustainability of production; facility utilization rates; corn demand, stocks, uses, pricing, consumption, production, planting and yield; continued safe and reliable operations; and other matters. You are cautioned not to put undue reliance on FLS (including forecasts and projections regarding our future performance) because actual results may vary materially from those expressed or implied as a result of various factors, including, but not limited to those set forth under “Risk Factors” in the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and any other filings with the Securities and Exchange Commission by CVR Energy, Inc. (“CVI”) or CVR Partners, LP (“UAN”). These FLS are made only as of the date hereof. Neither CVI nor UAN assume any obligation to, and they expressly disclaim any obligation to, update or revise any FLS, whether as a result of new information, future events or otherwise, except as required by law. Non-GAAP Financial Measures Certain financial information in this presentation (including EBITDA, Adjusted EBITDA) are not presentations made in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) and use of such terms varies from others in the same industry. Non-GAAP financial measures should not be considered as alternatives to income from continuing operations, income from operations or any other performance measures derived in accordance with GAAP. Non-GAAP financial measures have important limitations as analytical tools, and you should not consider them in isolation or as substitutes for results as reported under GAAP. This presentation includes a reconciliation of certain non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with GAAP. 2

Mission and Values 3 3 Our Guiding Principles Safety - We always put safety first. The protection of our employees, contractors and communities is paramount. We have an unwavering commitment to safety above all else. If it’s not safe, then we don’t do it. Environment - We care for our environment. Complying with all regulations and minimizing any environmental impact from our operations is essential. We understand our obligation to the environment and that it’s our duty to protect it. Integrity - We require high business ethics. We comply with the law and practice sound corporate governance. We only conduct business one way – the right way with integrity. Corporate Citizenship - We are proud members of the communities where we operate. We are good neighbors and know that it’s a privilege we can’t take for granted. We seek to make a positive economic and social impact through our financial donations and contributions of time, knowledge and talent of our employees to the places where we live and work. Continuous Improvement - We foster accountability under a performance-driven culture. We believe in both individual and team a success. We foster accountability under a performance-driven culture that supports creative thinking, teamwork, diversity and personal development so that employees can realize their maximum potential. We use defined work practices for consistency, efficiency and to create value across the organization. Our core values define the way we do business every day to accomplish our mission. The foundation of our company is built on these core values. We are responsible to apply our core values in all the decisions we make and actions we take. Our mission is to be a top-tier North American petroleum refining and nitrogen-based fertilizer company as measured by safe and reliable operations, superior financial performance and profitable growth.

Petroleum Segment Fertilizer Segment Company Overview 4 4 CVR Energy is a diversified holding company primarily engaged in the petroleum refining and nitrogen fertilizer manufacturing industries. CVR Energy’s Petroleum segment is the larger of the two businesses and is comprised of two Mid-Continent complex refineries and associated logistics assets. Our Nitrogen Fertilizer business is comprised of our ownership of the general partner and approximately 35 percent of the common units of CVR Partners, LP. ➢ CVI owns the general partner and 35% of the common units of CVR Partners, LP (NYSE: UAN) ➢ 2 strategically located facilities serving the Southern Plains and Corn Belt ➢ Well positioned to benefit from low feedstock cost environment ➢ Consistently maintained high utilization rates at production facilities ➢ Marketing agreement with LSB Industries Pryor, OK, facility’s UAN production ➢ 2 strategically located Mid- Continent refineries close to Cushing, Oklahoma ➢ 206,500 bpd of nameplate crude oil capacity ➢ Direct access to crude oil and condensate fields in the Anadarko Basin ➢ Complimentary logistics assets provide a variety of crude oil supply options ➢ Access to multiple key pipelines provides access to quality and price advantaged crude oil – 100% exposure to WTI-Brent differential ➢ 97% liquid volume yield & 41% distillate yield(1) (1) Based on total throughputs; for the last twelve months ended September 30, 2020 Mid-Continent Focused Refining & Fertilizer Businesses

Strategic Priorities 5 Focus on Operating Safely, Controlling Costs and Maintaining Balance Sheet & Liquidity Environmental, Health and Safety Focus on Crude Oil Quality & Differentials Reduce our RIN Exposure Reduce Lost Opportunities Continuing to improve in all Environmental, Health and Safety matters - Safety is Job 1 ✓ Petroleum Segment YTD 2020 Process Safety Incident Rate was down 50% and environmental events were down 25% compared to YTD 2019. Leveraging our strategic location and our proprietary gathering system to deliver high quality and cost-efficient crude oil to our refineries ✓ Gathering volumes rebounded in 3Q 2020 averaging approximately 124,000 bpd, up 50% from 2Q 2020 average volumes of approximately 82,000. Reducing our RIN exposure through increased blending and developing a Renewable Diesel project at Wynnewood; continue to evaluate building a wholesale/retail business ✓ Internal RINs generation increased to 22% for YTD 2020, an increase of 6% compared to YTD 2019. The Board has approved detailed engineering design work and order of long-lead items for a Renewable Diesel project at Wynnewood that could further offset our RIN exposure. Reducing lost opportunities and improving capture rates ✓ Total lost profit opportunities for YTD 2020 declined by over 41% compared to YTD 2019. Cash Flow Preservation Focusing capital spending on projects that are critical to safe and reliable operations and implementing operating and SG&A expense reductions ✓ Reduced 2020 capital spending plan by nearly 40%. Targeting $50 million reduction in operating expenses and SG&A. Deferring turnaround at Wynnewood from Spring to Fall 2021. CVR Partners deferring Coffeyville turnaround from Fall 2020 to Fall 2021 and East Dubuque from Fall 2021 to Fall of 2022. Preserve Balance Sheet and Liquidity Positioning to take advantage of market recovery and potential near-term opportunities ✓ Ended 3Q 2020 with total liquidity position of $858 million(1) and net debt to TTM EBITDA of 4.4x (excluding CVR Partners). Market dislocation may present near-term opportunities, including consolidation. (1) Total liquidity as of September 30, 2020 comprised of $624 million of cash, $118 million of available for sale securities and availability under the ABL of $393 million, less cash included in the borrowing base of $277 million

PETROLEUM SEGMENT

Asset Footprint 7 Mid-Continent Refineries Nameplate crude oil capacity of 206,500 bpd across two refineries • 3Q20 total throughput of 201,168 bpd (total throughput impacted by maximizing light crude oil) • 2019 total throughput of 215,971 bpd Average complexity of 10.8 Located in Group 3 of PADD II Crude Oil Sourcing Optionality Refineries are strategically located ~ 100 to 130 miles from Cushing, OK with access to domestic conventional and locally gathered shale oils and Canadian crude oils Historical space on key pipelines provide a variety of crude oil supply options; recently reversed Red River pipeline connecting Wynnewood to Cushing Crude oil gathering system with access to production across Kansas, Nebraska, Oklahoma and Missouri • 3Q20 gathered volumes of approximately 124,000 bpd Logistics asset portfolio includes over 430 miles of owned or JV pipelines, over 7 million barrels of total crude oil and product storage capacity and 39 LACT units Strategically Located Assets near Cushing and SCOOP/STACK

Strategically Located Mid-Con Refineries 8 Marketing Network Optionality Multiple Takeaway Options Provide Product Placement Flexibility ➢ Marketing activities focused in central mid- continent area via rack marketing, supplying customers nearby and at terminals on third- party distribution systems ➢ Rack marketing enables the sale of blended products, allowing CVR opportunities to capture the RIN ➢ Majority of refined product volumes flow north on Magellan system or NuStar pipelines ➢ Flexibility to ship product south into Texas ➢ Over 100 product storage tanks with shell capacity of over 4 million barrels across both refineries

High-Quality Refining Assets Total Throughput(1) Total Production(1) Consolidated Top-Tier Refining Margin(1) Consolidated Low-Cost Operator(2) (1) Based on total throughputs for the last twelve months ended September 30, 2020. TTM throughputs impacted by the Coffeyville turnaround in the Spring of 2020. (2) Operating expenses based on per barrel of total throughput. (3) Currently have pipeline space up to 35,000 bpd but has historically been more economic to sell heavy crude oils in Cushing, Oklahoma. (4) Other includes light crude from the Rockies, natural gasoline, isobutane, normal butane and gas oil. (5) Other includes pet coke, NGLs, slurry, sulfur and gas oil, and specialty products such as propylene and solvents; excludes internally produced fuels.. Consistent High Margin Generation and Low-Cost Operations 9 Regional Crude 53% WTI 24% WTL 4% Midland WTI 2% Condensate 9% Heavy Canadian (3) 1% Other (4) 6% 181,833 bpd Gasoline 54% Distillate 41% Other (5) 6% 179,452 bpd

Challenging Macro Environment 10Source: EIA, Magellan Mid Con Supply and Demand Fundamentals Better than US Average US Gasoline Demand Magellan System Gasoline Demand US Diesel Demand Magellan System Diesel Demand

Challenging Macro Environment 11Source: EIA, Magellan Mid Con Supply and Demand Fundamentals Better than US Average US Gasoline Inventories Magellan System Gasoline Inventories US Diesel Inventories Magellan System Diesel Inventories

Challenging Macro Environment 12Source: MarketView as of November 17, 2020 Expect Crack Spreads to Improve as Product Demand Recovers and Inventories Decline 2-1-1 Crack Spreads & Brent-WTI Differentials ($/bbl) Midland-Cushing and WTL-WTI Differentials ($/bbl)WCS – WTI Differential ($/bbl) WTI-Based Gasoline and ULSD Crack Spreads ($/bbl) $0 $5 $10 $15 $20 $25 $30 Jan-16 Oct-16 Jul-17 Apr-18 Jan-19 Oct-19 Jul-20 Apr-21 NYMEX 2-1-1 Group 3 2-1-1 Brent-WTI Futures ($20) ($15) ($10) ($5) $0 $5 Jan-16 Oct-16 Jul-17 Apr-18 Jan-19 Oct-19 Jul-20 Apr-21 Midland - Cushing WTL - WTI Futures ($50) ($45) ($40) ($35) ($30) ($25) ($20) ($15) ($10) ($5) $0 Jan-16 Oct-16 Jul-17 Apr-18 Jan-19 Oct-19 Jul-20 Apr-21 Futures $0 $5 $10 $15 $20 $25 $30 $35 Jan-16 Oct-16 Jul-17 Apr-18 Jan-19 Oct-19 Jul-20 Apr-21 NYMEX ULSD Crack NYMEX RBOB Crack Futures

Progressing Renewable Diesel Project(1) 13 Potential Multi-Phase Project Utilizing Existing Assets at Both Refineries • Convert the existing hydrocracker at Wynnewood to Renewable Diesel service • Retool the Wynnewood Refinery for maximum condensate processing • Capacity of 100 million gallons per year of washed and refined soybean oil processing to produce renewable diesel and naphtha • In-service by June 30 2021 would allow for recouping significant portion of investment by YE 2022 through capture of Blenders Tax Credit (BTC), Low Carbon Fuel Standard (LCFS) credits and Renewable Identification Numbers (RINs) Phase 1: Wynnewood Hydrocracker Conversion • Install pre-treatment for processing of inedible corn oil, animal fats and used cooking oil that generate additional LCFS credits • Considering sizing pre-treatment unit to accommodate potential renewable diesel project at Coffeyville (Phase 3) • Improve LPG recoveries and lower carbon intensity with offgas recycle Phase 2: Transition to Feedstocks with Lower Carbon Intensity • Existing excess hydrogen capacity at Coffeyville would allow for a similar conversion project • Coffeyville could potentially support a larger project given additional hydrogen production capacity and existing high-pressure hydrotreating capacity Phase 3: Implement similar project at Coffeyville (1) Project and phases under consideration and subject to final Board approval and other applicable requirements.

Progressing Renewable Diesel Project 14 KSAAT Project at Wynnewood Board Authorized Spending for Detailed Cost Estimates for Phase 1 Wynnewood Hydrocracker Conversion Project Highlights: • Convert 19,000 BPD hydrocracker at Wynnewood to process 100 million gallons per year of washed and bleached soybean oil to produce renewable diesel and renewable naphtha. • Total estimated capital spend of approximately $100MM. • Majority of capital spend allocated to associated logistics assets (rail loading and unloading, rail cars and track, tankage). • Excess hydrogen capacity at Wynnewood and minimal modifications required to existing hydrocracker could allow this project to be completed faster and at lower capital cost than most competing projects. • Primary goal is to capture the $1/gal BTC approved through 2022 in addition to RINs generated and LCFS credits. • In-service by June 30 2021 would potentially allow for full capital investment recovery by January 1, 2023 if BTC expires. Renewable Diesel Margin Proxy

Progressing Renewable Diesel Project 15 KSAAT Project at Wynnewood Renewable Diesel Project Economics and Sensitivities Project Economics: ➢ Renewable diesel margins impacted by several factors: ➢ Crude oil price and spread between ULSD and Soybean oil (HOBO spread) ➢ Carbon Intensity (CI) of feedstock utilized ➢ BTC ($1/gal credit authorized through 2022) ➢ LCFS credit prices ➢ RINs prices (1.7 D4 Biodiesel RINs generated per gallon of renewable diesel produced) CVR Energy would retain the flexibility to return the unit to hydrocarbon processing if dictated by the margin environment if the BTC expires at the end of 2022. Sensitivities (Annual Cash Flows)(1): (1) Based on approximately 100 million gallons per year HOBO Spread $0.10 per gal $10M Federal Blenders Credit $1.00 per gal $96M D4 RIN Price $0.10 per gal $16M Pretreatment $0.04 per pound $32M

Capital Expenditures and Turnarounds 16Note: As of September 30, 2020 2020 Petroleum Segment Capex budget of $86M - $92M Reduced 2020 planned spending by approximately 20% from original budget. Environmental and Maintenance spending planned at $73M - $77M for FY20. YTD spending through September 30, 2020 totaled $66M. Growth capex budgeted at $13M - $15M ➢ Capital spending for 2020 focused only on projects that are critical to safe and reliable operations or are critical path for future required work 2020 Turnaround spending of $150M - $160M Coffeyville refinery planned turnaround began at the end of February and was completed in April. YTD turnaround spending through September 30, 2020 totaled $154M. ➢ No significant turnaround spending planned for the remainder of 2020 or 2021 Disciplined Approach to Capital Spending $0 $50 $100 $150 $200 $250 2015 2016 2017 2018 2019 2020e $ M Turnaround spending $0 $50 $100 $150 $200 $250 2015 2016 2017 2018 2019 2020e $ M Environmental & Maintenance Growth

FERTILIZER SEGMENT

18 Stable Trends in Fertilizer Demand Source: Fertecon, World Bank Global nitrogen consumption increased by 15% between 2009 and 2019 driven by: ➢ Population growth ➢ Decrease in arable farmland per capita ➢ Biofuel consumption ➢ Continued evolution to more protein-based diets in developing countries Global and Domestic Demand for Nitrogen Remains Steady Global Nitrogen Consumption US Nitrogen ConsumptionGlobal Arable Land per Capita 10.0 10.5 11.0 11.5 12.0 12.5 13.0 13.5 14.0 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 2 0 1 6 2 0 1 7 2 0 1 8 2 0 1 9 2 0 2 0 2 0 2 1 2 0 2 2 2 0 2 3 2 0 2 4 2 0 2 5 2 0 2 6 2 0 2 7 2 0 2 8 2 0 2 9 2 0 3 0 M il li o n T o n n e s 2019 - 2030 projected CAGR (0.1%) 50 60 70 80 90 100 110 120 130 140 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 2 0 1 6 2 0 1 7 2 0 1 8 2 0 1 9 2 0 2 0 2 0 2 1 2 0 2 2 2 0 2 3 2 0 2 4 2 0 2 5 2 0 2 6 2 0 2 7 2 0 2 8 2 0 2 9 2 0 3 0 M il li o n T o n n e s

➢ Nitrogen fertilizers represent approximately 15% of farmers’ cost structure and significantly improves yields ➢ UAN prices for YTD 2020 declined $50/ton from YTD 2019, or 24% Y/Y ➢ USDA projecting stocks to use ratio for 2020/2021 at less than 11%, its lowest level in over 5 years 19 U.S Nitrogen Supply & Demand Source: USDA, Fertecon Domestic Supply and Demand Picture is More Balanced Corn Stocks to Use Compared to Netback Fertilizer Pricing US Nitrogen Supply ➢ Major global nitrogen capacity build cycle largely complete in 2017/2018. Additional tons have been absorbed by the market, though imports have increased recently following EU tariffs on Russia and Trinidad ➢ Between drought conditions in the Midwest and the Derecho storm during the summer, harvested acres and expected yields came in lower than initially expected Lower expected corn stocks and the recent increase in corn prices could be positive for nitrogen fertilizer demand & pricing

20 Strong Demand for Corn in the U.S. ➢ Corn has a variety of uses and applications, including feed grains, ethanol for fuel and food, seed and industrial (FSI) ➢ Feed grains ▪ ~96% of domestic feed grains are supplied by corn ▪ Consumes ~37% of annual corn crop(1) ➢ Ethanol ▪ Consumes ~35% of annual corn crop(1) ▪ Corn demand for 2021 may be impacted by the loss of gasoline and ethanol demand as a result of COVID-19 ▪ Increased export volumes are more than offsetting temporary demand loss from ethanol ➢ Corn production driven more by yield than acres planted ➢ Nitrogen is low on the cost curve for farmers Source: USDA Economic Research Service and USDA WASDE. (1) Based on 2015 – 2019 average. Increasing Corn Consumption is Positive for Nitrogen Demand U.S. Domestic Corn Use Domestic Corn Planted Acres and Yield per Acre 0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 (B u sh e ls i n b il li o n s) Feed / Residual Use Ethanol Seed & Industrial

21 Strategically Located Assets ➢ Large geographic footprint serving the Southern Plains and Corn Belt region ➢ Well positioned to minimize distribution costs and maximize net back pricing ➢ Rail loading rack at Coffeyville provides significant logistics optionality west of the Mississippi River due to access to both UP and BNSF delivery points ➢ Production sustainability due to storage capabilities at the plants and offsite locations ➢ Marketing agreement with LSB Industries Pryor, OK, facility’s UAN production Well-Positioned in Premium Pricing Regions

22 Key Operating Statistics Consolidated Production Volumes (1) Ammonia Utilization(2) Consolidated Feedstocks Costs(1) Consolidated Sales Revenue(1)(3) (1) For the last twelve months ended September 30, 2020. (2) Adjusted by planned turnarounds. (3) Excludes freight. Consistent High Utilization at Both Facilities 0 200 400 600 800 1,000 1,200 1,400 2016 2017 2018 2019 TTM T h o u sa n d t o n s Ammonia (gross produced) Ammonia (net avail. for sale) UAN 95% 95% 91% 94% 93% 94% 75% 80% 85% 90% 95% 100% Two Years Ending September 30, 2019 Two Years Ending September 30, 2020 % o f C ap ac it y Coffeyville East Dubuque Consolidated Natural Gas 41.6% Pet Coke 50.2% Hydrogen 8.2% UAN 67.3% Ammonia 27.3% Urea Products 5.4%

Capital Expenditures and Turnaround Expenses 23Note: As of September 30, 2020 2020 Total Capex budget of $18M - $21M Reduced 2020 planned spending by over 20% from original budget Environmental and Maintenance spending planned at $13M - $15M Growth capex budgeted at $5M - $6M ➢ Growth capex budget includes Urea/UAN expansion projects at East Dubuque 2020 Turnaround spending planned at <$1M Maintenance work completed during unplanned downtime at Coffeyville in 1Q20 enables pushing the turnaround scheduled for the Fall of 2020 to the Fall of 2021 East Dubuque turnaround planned for the Fall of 2021 being deferred to the second half of 2022 Primarily Focused on Maintenance Spending $0 $5 $10 $15 $20 $25 2015 2016 2017 2018 2019 2020e $ M Maintenance Growth East Dubuque Merger on April 1, 2016 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 2015 2016 2017 2018 2019 2020e $ M Turnaround spending East Dubuque Merger on April 1, 2016

APPENDIX

Non-GAAP Financial Measures 25 Available Cash for Distribution - EBITDA for the quarter excluding non-cash income or expense items (if any), for which adjustment is deemed necessary or appropriate by the board of directors (the “Board”) of our general partner in its sole discretion, less (i) reserves for maintenance capital expenditures, debt service and other contractual obligations, and (ii) reserves for future operating or capital needs (if any), in each case, that the Board deems necessary or appropriate in its sole discretion. Available cash for distribution may be increased by the release of previously established cash reserves, if any, and other excess cash, at the discretion of the Board. Direct Operating Expenses per Throughput Barrel represents direct operating expenses for the Company’s Petroleum segment divided by total throughput barrels during the period, which is calculated as total throughput barrels per day times the number of days in the period. EBITDA represents net income (loss) before (i) interest expense, net, (ii) income tax expense (benefit) and (iii) depreciation and amortization expense. Net Debt and Finance Lease Obligations Exclusive of Nitrogen Fertilizer - Net debt is total debt and finance lease obligations reduced for cash and cash equivalents. Refining Margin represents the difference between the Company’s Petroleum segment net sales and cost of materials and other. Refining Margin adjusted for Inventory Valuation Impact represents Refining Margin adjusted to exclude the impact of current period market price and volume fluctuations on crude oil and refined product inventories purchased in prior periods and lower of cost or net realizable value adjustments, if necessary. The Company records its commodity inventories on the first-in-first-out basis. As a result, significant current period fluctuations in market prices and the volumes it holds in inventory can have favorable or unfavorable impacts on its refining margins as compared to similar metrics used by other publicly-traded companies in the refining industry. Refining Margin and Refining Margin adjusted for Inventory Valuation Impact, per Throughput Barrel represents Refining Margin divided by the total throughput barrels during the period, which is calculated as total throughput barrels per day times the number of days in the period. Total Debt and Net Debt and Finance Lease Obligations to EBITDA Exclusive of Nitrogen Fertilizer is calculated as the consolidated debt and net debt and finance lease obligations less the Nitrogen Fertilizer Segment debt and net debt and finance lease obligations as of the most recent period ended divided by EBITDA exclusive of the Nitrogen Fertilizer Segment for the most recent twelve-month period. Note: Due to rounding, numbers presented within this section may not add or equal to numbers or totals presented elsewhere within this document

Non-GAAP Financial Measures 26Note: All amounts on this slide are adjusted for the turnaround accounting change effective in 1Q19. These amounts are unaudited. Petroleum Segment (In USD Millions) CVR Energy, Inc. 2015 2016 2017 2018 2019 4Q 2019 1Q 2020 2Q 2020 3Q 2020 TTM Net Income 350$ 10$ 258$ 366$ 362$ 28$ (101)$ (32)$ (108)$ (213)$ Add: Interest expense and other financing costs, net of interest income 47 83 109 102 102 24 35 31 31 121 Add: Income tax expense (benefit) 105 (19) (220) 79 129 19 (36) (5) (31) (53) Add: Depreciation and amortization 199 229 258 274 297 71 64 74 69 278 EBITDA 701$ 303$ 405$ 821$ 880$ 142$ (38)$ 68$ (39)$ 133$ (In USD Millions, except per bbl data) Refining Margin per throughput barrel 4Q 2019 1Q 2020 2Q 2020 3Q 2020 TTM Refining margin 244$ 22$ 148$ 101$ 515$ Divided by: total throughput barrels 20 14 14 19 67 Refining margin per throughput barrel 12.47$ 1.52$ 10.43$ 5.47$ 7.74$ Inventory valuation impacts (12)$ 136$ (46)$ (16)$ 62$ Refining margin, excluding inventory valuation impacts 232 158 102 85 577 Divided by: total throughput barrels 20 14 14 19 67 11.86$ 11.06$ 7.18$ 4.61$ 8.67$ Direct Operating Expense per throughput barrel 4Q 2019 1Q 2020 2Q 2020 3Q 2020 TTM Direct operating expenses 91$ 84$ 79$ 77$ 331$ Throughput (bpd) 212,729 156,518 156,369 201,168 181,834 Total Throughput (mm bbls) 20 14 14 19 67 Direct operating expenses per total throughput barrel 4.63$ 5.87$ 5.52$ 4.17$ 4.97$ Refining margin, excluding inventory valuations impacts, per throughput barrel

Non-GAAP Financial Measures 27 Twelve Months (In USD Millions) December 31, March 31, June 30, September 30, Ended 2019 2020 2020 2020 September 30, 2020 Consolidated Net income (loss) 28$ (101)$ (32)$ (108)$ (213)$ Add: Interest expense, net 24 35 31 31 121 Income tax expense (benefit) 19 (36) (5) (31) (53) Depreciation and amortization 71 64 74 69 278 EBITDA 142$ (38)$ 68$ (39)$ 133$ Nitrogen Fertilizer Net income (loss) (25)$ (21)$ (42)$ (19)$ (107)$ Add: Interest expense, net 16 16 16 16 64 Depreciation and amortization 20 16 24 18 78 EBITDA 11$ 11$ (2)$ 15$ 35$ EBITDA exclusive of Nitrogen Fertilizer 131$ (49)$ 70$ (54)$ 98$ Three Months Ended

Non-GAAP Financial Measures 28 (1) Amounts are shown inclusive of the current portion of long-term debt and finance lease obligations (2) Net debt represents total debt and finance lease obligations exclusive of cash and cash equivalents Reconciliation of Total Debt and Net Debt and Finance Lease Obligations to EBITDA Exclusive of Nitrogen Fertilizer (In USD Millions) Twelve Months Ended September 30, 2020 Total debt and finance lease obligations (1) 1,690$ Less: Nitrogen Fertilizer debt and finance lease obligations (1) 635 Total debt and finance lease obligations exclusive of Nitrogen Fertiizer 1,055 EBITDA exclusive of Nitrogen Fertilizer 98$ Total debt and finance lease obligations to EBITDA exclusive of Nitrogen Fertilizer 10.77x Consolidated cash and equivalents 672$ Less: Nitrogen Fertilizer cash and cash equivalents 48 Cash and cash equivalents exclusive of Nitrogen Fertilizer 624 Net debt and finance lease obligations exclusive of Nitrogen Fertilizer (2) 431$ Net debt and finance lease obligations to EBITDA exclusive of Nitrogen Fertilizer (2) 4.40x

Non-GAAP Financial Measures 29 (In USD Millions) CVR Partners, LP 2015 2016 2017 2018 2019 4Q 2019 1Q 2020 2Q 2020 3Q 2020 TTM Net Income (loss) 62$ (27)$ (73)$ (50)$ (35)$ (25)$ (21)$ (42)$ (19)$ (107)$ Add: Interest expense and other financing costs, net of interest income 7 49 63 63 62 16 16 16 16 64$ Add: Income tax expense (benefit) - - - - - - - - - - Add: Depreciation and amortization 28 58 74 72 80 20 16 24 18 78 EBITDA 97$ 80$ 64$ 84$ 107$ 11$ 11$ (2)$ 15$ 35$ (In USD Millions) CVR Partners, LP 2015 2016 2017 2018 2019 4Q 2019 1Q 2020 2Q 2020 3Q 2020 TTM EBITDA 97$ 80$ 64$ 84$ 107$ 11$ 11$ (2)$ 15$ 35$ Add: Non-cash goodwill impairment - - - - - - - 41 - 41 Less: Debt service (6) (46) (60) (59) (60) (15) (15) (15) (15) (60) Less: Maintenance capital expenditures (10) (14) (14) (15) (18) (7) (4) (2) (3) (16) Less: Common units repurchased - - - - - - - (1) (1) (2) Less: Cash reserves for future operating needs - - - - (28) - - (11) - (11) Less: Reserve for future turnaround expenses (8) - - - - - - (2) (2) (3) Less: Reserve for maintenance capital expenditures - - - - - - - - - - Less: Reserve for repayment of current portion of long-term debt - - - - - - - (2) - (2) Less: Cash reserve for recapture of prior negative available cash - - - - - - - (6) - (6) Add: Loss on extinguishment of debt - 5 - - - - - - - - Add: Insurance recovery - business interruption - 4 - - - - - - - - Add: Impact of purchase accounting - 13 - - - - - - - - Add: Available cash associated with East Dubuque 2016 first quarter - 6 - - - - - - - - Add: Release of previously established cash reserves 7 - - - 25 7 3 - - 10 Available cash for distribution 81$ 49$ (10)$ 10$ 26$ (4)$ (6)$ -$ (6)$ (16)$

2020 Estimated Capital Expenditures 30 (1) Total 2020 estimated capital expenditures includes approximately $1 million of growth-related projects that will require additional approvals before commencement (2) Includes total 2020 estimated RDU capital expenditures of between $15 and $19 million Maintenance Growth Total Low High Low High Low High Petroleum 79$ 10$ 89$ 73$ 77$ 13$ 15$ 86$ 92$ Nitrogen Fertilizer 18 2 20 13 15 5 6 18 21 Other (2) 5 - 5 2 3 15 19 17 22 Total 102$ 12$ 114$ 88$ 95$ 33$ 40$ 121$ 135$ 2019 Actual 2020 Estimate (1) Maintenance Growth Total

Simplified Organizational Structure 31 Public 29% 71% Public 34.1% 65.9% 64.9% 35.1% Non-Economic General Partner Interest Non-Economic General Partner Interest 50% 40% Enable South Central Pipeline, LLC Nitrogen Fertilizer Segment Icahn Enterprises L.P. and Affiliates Petroleum Segment CVR Energy, Inc. (NYSE:CVI) CVR GP, LLC CVR Partners, LP Operating Subsidiaries Wynnewood Insurance Corporation CVR Aviation, LLC CVR Energy Holdings, Inc. CVR Services LLC CVR Refining GP, LLC CVR Refining, LP CVR Refining, LLC Operating Subsidiaries Midway Pipeline, LLC